Investor Presentation – May 2023

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward- looking statements. Our forward-looking statements include statements about our business strategy, our industry, our future profitability, our expected capital expenditures and the impact of such expenditures on our performance, the costs of being a publicly traded corporation and our capital programs. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include, but are not limited to (i) large or multiple customer defaults, including defaults resulting from actual or potential insolvencies, (ii) the level of production of crude oil, natural gas and other hydrocarbons and the resultant market prices of crude oil, natural gas, natural gas liquids and other hydrocarbons, (iii) changes in general economic and geopolitical conditions; (iv) competitive conditions in our industry (including the adoption of regional sand), (v) changes in the long-term supply of and demand for oil and natural gas, (vi) actions taken by our customers, competitors and third-party operators, (vii) changes in the availability and cost of capital, (viii) our ability to successfully implement our business plan, (ix) our ability to complete growth projects on time and on budget, (x) the price and availability of debt and equity financing (including changes in interest rates), (xi) changes in our tax status, (xii) technological changes, (xiii) operating hazards, natural disasters, pandemics, weather-related delays, casualty losses and other matters beyond our control, (xiv) the effects of existing and future laws and governmental regulations (or the interpretation thereof), (xv) our ability to collect our accounts receivable, (xvi) the effects of litigation, and such other factors discussed or referenced in the “Risk Factors” and Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the Form 10-K for the year ended December 31, 2022, as well as subsequent reports on Form 10-Q, all of which have been filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) and are available at www.sec.gov. You should not place undue reliance on our forward-looking statements. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements involve known and unknown risks, uncertainties and other factors, including the factors described in the preceding paragraph, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. You should also carefully consider the statements under the heading “Disclaimer Regarding Forward-looking Statements and Risk Factor Summary” in the Annual Report on Form 10-K for the year ended December 31, 2022. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law. In this presentation, assumptions were made with respect to industry performance, general business and economic conditions and other matters. Any estimates contained in these analyses, whether expressed or implied, are based on estimates and are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth herein. The Company reserves the right to change any or all of the estimates included herein whether as a result of any changes in the above referenced information, market factors or otherwise. Industry and Market Data This presentation has been prepared by the Company and includes market data and other statistical information from third-party sources, including independent industry publications, or other published independent sources. Although the Company believes these third-party sources are reliable as of their respective dates, the Company has not independently verified the accuracy or completeness of this information.

Disclaimer (cont’d) Reserves Mineral resources and reserves are typically classified by confidence (reliability) levels based on the level of exploration, consistency and assurance of geologic knowledge of the deposit. This classification system considers different levels of geoscientific knowledge and varying degrees of technical and economic evaluation. Mineral reserves are derived from in situ resources through application of modifying factors, such as mining, analytical, economic, marketing, legal, environmental, social and governmental factors, relative to mining methods, processing techniques, economics and markets. In estimating our reserves, our independent reserve engineer does not classify a resource as a reserve unless that resource can be demonstrated to have reasonable certainty to be recovered economically in accordance with the modifying factors listed above. “Reserves” are defined by SEC Industry Guide 7 as that part of a mineral deposit that could be economically and legally extracted or produced at the time of the reserve determination. Industry Guide 7 defines “proven (measured) reserves” as reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes; grade and/or quality are computed from the results of detailed sampling and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that size, shape, depth and mineral content of reserves are well-established. Industry Guide 7 defines “probable (indicated) reserves” as reserves for which quantity and grade and/or quality are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling, and measurement are farther apart or are otherwise less adequately spaced. The degree of assurance, although lower than that for proven (measured) reserves, is high enough to assume continuity between points of observation. Non-GAAP Information This presentation also contains information about the Company’s contribution margin, EBITDA, Adjusted EBITDA, and free cash flow which are not measures derived in accordance with U.S. generally accepted accounting principles (“GAAP”) and which exclude components that are important to understanding the Company’s financial performance. We use contribution margin, which we define as total revenues less costs of goods sold excluding depreciation, depletion and accretion of asset retirement obligations, to measure our financial and operating performance. Contribution margin excludes other operating expenses and income, including costs not directly associated with the operations of our business such as accounting, human resources, information technology, legal, sales and other administrative activities. Gross profit is the GAAP measure most directly comparable to contribution margin. We believe contribution margin is a meaningful measure because it provides an operating and financial measure of our ability to generate margin in excess of our operating cost base. We define EBITDA as our net income, plus (i) depreciation, depletion, and amortization expense; (ii) income tax expense (benefit); (iii) interest expense and (iv) franchise taxes. We define Adjusted EBITDA as EBITDA, plus (i) gain or loss on sale of fixed assets or discontinued operations, (ii) integration and transition costs associated with specified transactions, (iii) equity compensation, (iv) acquisition and development costs, (v) non- recurring cash charges related to restructuring, retention and other similar actions, (vi) earn-out, contingent consideration obligations and other acquisition and development costs, (vii) non-cash charges and unusual or non-recurring charges. We believe that our presentation of EBITDA and Adjusted EBITDA will provide useful information to investors in assessing our financial condition and results of operations. Net income is the GAAP measure most directly comparable to EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA should not be considered alternatives to net income presented in accordance with GAAP. Because EBITDA and Free cash flow, which we define as net cash provided by operating activities less purchases of property, plant and equipment, is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors and commercial banks, to measure the liquidity of our business. You should not consider contribution margin, EBITDA, Adjusted EBITDA, or free cash flow in isolation or as substitutes for an analysis of our results as reported under GAAP. Because contribution margin, EBITDA, Adjusted EBITDA, and free cash flow may be defined differently by other companies in our industry, our definitions on these non-GAAP financials measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Company Highlights • The Right Operating Model  High quality Northern White Sand mining and processing facilities located on Class 1 rail lines  Oakdale, WI: 247 million tons of reserves, 5.5 million tons of annual processing capacity, unit train capable access to CP and UP rail lines  Utica, IL: 128 million tons of reserves, 1.6 million tons of annual processing capacity, unit train capable access to BNSF rail line  Blair, WI: 115 million tons of reserves, 2.9 million tons of annual processing capacity, unit train capable access to CN rail line  Low operating cost structure  Mining, processing, and shipping primarily done in close proximity to ensure efficient and low-cost operations  Large single mine sites on rail dominate other bulk commodity business models  Sustainable long-term supply and logistics advantage  Combination of large, high quality reserve base, low-cost operations, and ability to ship large quantities of sand efficiently and sustainably to all operating basins  Company controlled terminals at Van Hook, ND; Waynesburg, PA and El Reno, OK coupled with network of third-party terminal partners  SmartSystemsTM wellsite storage solutions  Ability to leverage existing assets to support diversification into Industrial Products Solutions  Existing reserve base and processing locations well positioned to support sales into the Industrial Products market • The Right Sand  On a combined basis, the majority of the reserves at our operating mines are fine mesh (40/70 and 100 Mesh)  Fine mesh raw frac sand represents over 80% of the current demand for raw frac sand  Quality Matters  Northern White Sand vs in-basin Sand is a higher quality product that we believe can lead to better long-term well results for oil and gas producers • The Right Capital Structure/Focus on Long Term Shareholder Value  Prudent capital structure with lowest leverage levels in the proppant industry  High insider ownership that aligns management with investors (~17% owned by CEO, ~29% owned by insiders)  Repurchased 11.3% of common shares outstanding in February 2023 from an affiliate of Clearlake Capital Group  Improving Sales Volumes, Contribution Margin and Adjusted EBITDA over last several quarters

Company Overview 5

Summary of Initiatives/Opportunities

Smart Sand's Business Offerings

Premium Northern White Reserve



- Large Finer Mesh Northern White Reserve
- Consistent high-quality proppant
- Up to approximately 10 million tons annual production capability

Gigantic Rail Capacity



- Class 1 rail (CP, UP, BNSF, CN)
- Unit train capable logistics facilities at all mine locations

Terminal & Forward Staging Management



- Planning ahead reduces risks
- Redundancy in the supply chain
- Avoid trucking congestion

Last Mile Logistics



- Safe and reliable
- Helps eliminate demurrage
- Smaller fleet and more turns per day

Wellsite Storage Solutions



- Wellsite storage
- Direct to the blender delivery
- Realtime inventory control

smartsand®
Mine to Wellsite Solutions®

852 1,196 1,110 1,175 1,195 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 (thousands of tons) 7 • Quarterly Adjusted EBITDA • Quarterly Sales Volumes $(1.9) $9.2 $11.3 $10.7 $8.4 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 ($ in millions) (1) Includes monthly minimum / shortfall payments of $1.9 million for 1Q ’22 (2) Includes monthly minimum / shortfall payments of $2.7 million for 3Q ‘22 (3) Includes monthly minimum / shortfall payments of $0.4 million for 4Q ‘22 (4) Includes monthly minimum / shortfall payments of $1.9 million for 1Q ’23 • Contribution Margin/Ton $4.99 $12.75 $16.01 $14.77 $14.89 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 • Quarterly Revenue $41.6 $68.7 $71.6 $73.8 $82.4 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 ($ in millions) (2) Summary Financials (1) (3) (4)

Market Overview 8

Industry Trends Continue to Support Increasing Levels of Frac Sand Demand 9Source: Spears & Associates 1Q 2023 Proppant Report

2023 North America Proppant Demand Projected to Increase by ~10% Source: Spears & Associates 1Q 2023 Proppant Report 10

Northern White Sand Market Fundamentals Remain Positive Note: The chart above compares sand demand to sand supply by basin. Northern White Sand supply (WI/IL/MO) is available to meet frac sand demand in basins where in-basin supply is not sufficient to meet in-basin demand Source: Spears & Associates 1Q 2023 Proppant Report 11

Smart Sand now has Second Largest Annual Capacity of Northern White Sand Providers in North America 12

The Value of Northern White Sand  Rystad Energy has performed a study, commissioned by Wisconsin Industrial Sand Association (WISA), which has linked proppant type to decreased production and profitability  The study was initially done in 2019 and has been updated in 2020 and 2022 to allow a data set of well performance from a longer period  Rystad utilizes break-even analysis of well performance where the lower price of in-basin Sand is matched by its lower profitability compared to the cost of Northern White Sand relative to its profitability  While in-basin Sand has been cheaper to deliver to the wellsite than Northern White Sand, in most instances, the loss in cash flow from lower production as a result of using the inferior product is exceeding the cost savings  In 85% of the cases analyzed, the short-term cash benefits of completing wells with in-basin Sand were negated within the first year or two, with the productivity divergence growing greater every year  The study examined nearly 900 wells across seven operators in the Permian basin  Study has been updated to examine well productivity over two years of production data  Six of seven operators analyzed have seen a negative economic impact using in-basin Sand as compared to wells completed with Northern White Sand  The impact has been seen in both the Midland and Delaware basins from using lower cost and lower quality in-basin Sand rather than Northern White Sand on cash flows over a range of oil prices 13

The Value of Northern White Sand (continued) 14

The Value of Northern White Sand (continued) 15

Mining and Production 16

Mining and Production Highlights • Blair, WI mine began processing sand in Q2 2023 • Efficient operations at three facilities bringing total plant annual capacity to approximately 10 million tons • Direct access to four Class 1 rail lines with quality connections to the NS and CSX allows Smart Sand to compete in all North American operating basins • CP – Oakdale • UP – Oakdale • BN – Utica • CN – Blair • Reserve mix on a combined basis is majority fine mesh sand which lines up well with market demand • The combination of three facilities increases our ability to manage product mix and customer demand • Provides the opportunity to match up better with overall product mix demand in the market • Expands opportunities with our customer base by being able to serve their demand in multiple basins • Rail access over multiple Class 1 rail lines creates opportunity to provide most cost-effective logistics services 17

Cost-Effective, Differentiated Process 18 On-site Mining / Excavation Conveyer Belt to On-site Wet Plant Wet Plant Cleans and Sorts Product Unit Trains Deliver Dry Sand to BasinsDry Plant Dries and Sorts Product  Low-Cost Structure Due to Several Key Attributes: − Low royalty rates − Higher mining yields due to balance of coarse and fine mineral reserve deposits − Minimal trucking required; reserves, processing plants, and rail facilities are centralized  Evaluating Other Initiatives to Reduce Mining and Operating Costs

19 Oakdale Facility: High Quality Northern White Raw Frac Sand in an Efficient Configuration

Utica Facility: Efficient Operations with Enclosed Wet Plant to Allow Year-Round Mining Operations

Blair Facility • Facility Overview • Located at Blair, Wisconsin • Over 1,200 Contiguous Acres • 43,000 Feet of Track • 20,000 Tons of Silo Storage Capacity • Capacity – Approximately 2.9 million tons per year • Began processing sand in Q2 2023 • Blair Facility is directly on the CN which provides access into the Canadian market and additional access into key Northern White supplied basins in the Eastern and Western United States • Provides additional source of 40/70 Supply • 40/70 Northern White Sand is currently in high demand 21

Logistics and Wellsite Solutions 22

Expansive Logistics Capabilities

- Key Logistical Advantages
  - **Dual Served Class 1 Rail Access at Oakdale** – onsite service on Canadian Pacific rail line coupled with nearby terminal on Union Pacific rail line allows access to multiple oil and gas plays, avoids interchange fees on local short-hauls and allows opportunity to reduce freight costs through competition
  - **Utica and Blair Add Additional Class 1 Rail Access** – Utica is connected to BNSF which allows direct access to CO/WY and TX/OK markets while Blair is connected to the CN which provides access to the Canadian markets and additional connections into the Eastern U.S. Operating basins
  - **Unit Train Capability** – Reduces customer product delivery time and costs (see below)
  - **In-Basin Terminals** – Van Hook terminal in North Dakota provides competitive advantage for delivery of frac sand into the Bakken. Our Waynesburg terminal in Southwest Pennsylvania services the Marcellus market
  - **Wellsite Storage Solutions** – Portable wellsite storage solutions provide customers with a proppant management system designed to help control demurrage, drive down costs and improve safety

- Highly Competitive Delivery Capabilities



smartsand
Saskatoon, SK
Manufacturing Facility
Van Hook, ND
New Auburn, WI
Blair, WI
Oakdale /Byron, WI
Utica / Peru, IL
Yardley, PA
Waynesburg, PA
El Reno, OK
Cotulla, TX
Corporate Headquarters Spring, TX
Key
= Mine sites
= Rail terminal/transload sites
= Offices
= Manufacturing Facility
= Class I Rail lines

- Manifest Route vs. Unit Train Route Benefits



Manifest Route
Certain other Competitors
Stop 1
Stop 2
Stop 3
Basin
Generally 14+ days
Increased landed cost and time
Unit Train Route
smartsand
Basin
Generally <5 days
Better utilization of railcars, predictable

- Unit Trains Require Approximately One-third of the Time of Manifest Trains and Significantly Improve Reliability

23

smartsand®
Mine to Wellsite Solutions®

Van Hook Terminal  Location: Van Hook, ND  Commenced operations in April 2018  Customers recognize the value of Van Hook’s strategic location and efficient logistics solutions  Three million tons annual transload capacity Van Hook Terminal

Waynesburg Terminal  Location: Waynesburg, PA  Commenced operations in January 2022  The unit train capable terminal has more than four miles of track, is located on Norfolk Southern’s Class 1 rail line, services the southwestern portion of the Marcellus basin and has initial transloading capacity of approximately one million tons of frac sand per year Waynesburg Terminal

ESG Focus – Sand by Rail vs. In-Basin Sand

- Proppant customers have a choice: use in-basin Sand delivered by truck from the mine or Northern White Sand delivered by rail into a terminal.
  - To deliver 1 million tons per year, ~40,000 truckloads required to deliver sand to the wellsite
  - In-basin Sand typically is ~100 miles from the wellsite
  - Terminals to deliver sand are typically ~ 50 miles from the wellsite
  - Using Northern White Sand railed into a terminal can reduce the amount of truck activity on the roads by up to 50% due to closer proximity to the wellsite than in-basin supplies


Terminal
4 million miles on roads to deliver 1 million tons
Wellsite
In-Basin Mine
8 million miles on roads to deliver 1 million tons
Wellsite

- Delivering sand from a terminal has a number of benefits:
  - It reduces the number of trucks on the road and diesel consumed due to lower total miles traveled.
  - It reduces the probability for accidents and reduces traffic congestion on local roads.
  - Terminals can be strategically placed on the customer's acreage to reduce truck time on public roads.
  - Miles driven can be reduced further by not shipping sand in box solutions.
    - Most box solutions hold between 20 and 25 tons of sand while trucks can hold up to 35 tons. Therefore, the number of trucks on the road can be further reduced in some areas by as much as 50%.

26

SmartSystem^{TM} Wellsite Storage Solutions Features

- Transported using specialized trailer for unassisted setup in five minutes.
- Tri-axle trailer design with reinforced steel frame and remote control operation.
- Direct to blender delivery, controls dust, stops and starts proppant flow.
- Passive & Active onboard positive dust collection.
- Five chute positions offering unparalleled site layout options.
- Up to five SmartDepot^{TM} silos providing ~1,000 tons of on-demand capacity directly to the blender hopper.
- Service platforms for safe access to service areas.
- Six external pneumatic fill pipes for simultaneous loading.
- The system is self-powered and requires no generator.
- Hydraulic stabilizers to maintain stability.


smartsand
Mine to Wellsite Solutions

Focus on Safety and Environmental Stewardship → **Providing Logistics and Last Mile Advantages** → **A Proven & Tested Product**

smartsand®
Mine to Wellsite Solutions®

SmartPath^{TM} Proppant Handling System

- SmartPath^{TM} is a patented mobile transloading system, designed to work with bottom dump trailers, featuring a drive over conveyor, surge bin, dust collection system, on-board generator, and redundant conveyance circuits for transferring proppant into SmartDepot^{TM} silos
- The SmartPath coupled with our SmartDepot portable silos will provide pressure pumpers and E&Ps a very efficient and flexible proppant delivery and storage system at the wellsite
- Key Features:
  - Self-contained - requires no external equipment in order to deploy or operate
  - Drive over conveyor is capable to unloading at a rate of up to 5 tons per minute, pneumatic to the silos at a rate of up to 2 tons per minute
  - Double tank discharge system for longer life than traditional rotary airlocks
  - Generator meets EPA Tier 4 emissions standard
  - OSHA/OHS ladders and platforms for service and maintenance
  - Controls and wiring rated for all weather operation, -40°F to 100°F temperatures
  - DOT/TC approved axles, abs brakes, running lights, and rear bumper smartsand
Mine to Wellsite Solutions


smartsand
Mine to Wellsite Solutions

smartsand®
Mine to Wellsite Solutions®

Our SmartSystem™ Storage vs. the Competition

Competitive Options



Silos:
- *Belts Required, No Direct To Blender Offload*
- *Dust Can Be a Concern*
- *Large Footprint*
- *Not Fully Integrated*



Box Design:
- *Limited Tonnage Per Truck Resulting In Poor Optimization*
- *Moving Equipment Causing Safety Concerns*
- *Forklifts and Safe Spaces Required*
- *Extremely Large Footprint*



Hybrid:
- *Completion Conveyor Design With Inefficient Delivery System To The Blender*
- *Dust Can Be a Concern*
- *Large Footprint*
- *Not Fully Integrated*

SmartSystems™ Storage Equipment



Smart Sand:
- *Multiple Size Options With Custom Configurations*
- *Engineered and Designed Specifically For Sand Storage on the Well Site*
- *Smallest Footprint in the Industry*
- *Fast Mobilization and Demobilization Times*
- *Direct to Blender Offload*
- *Dust Control*
- *Single & Dual Blender Designs*
- *No Moving Parts*


smartsand

Industrial Products Solutions 30

Industrial Product Solutions (IPS)  Currently raising awareness and building our IPS brand in the marketplace  Broadening our IPS service capabilities with sand cooling and custom blending as well as adding finer grade products  IPS has begun to build positions in several key industrial markets including foundry, glass, engineered stone, building products, sports turf, grouts, sealants, roofing, play sand, flooring, plaster and filtration  Smart Sand’s quality, color, and service reliability have become competitive advantages  Even with a longer sales cycle, regular orders are beginning  Now receiving monthly orders from foundry customers and distributors  Expect increased orders to build during 2023  Working towards penetrating the glass, building products, foundry and recreation markets throughout North America  IPS is adding value by bringing diversified markets with “consistent” demand in many cases allowing us to sell frac sand “by-products” 31

Summary: Smart Sand Long Term Value Drivers • Sustainable Operating Model  Large, high quality reserve base  Low-cost operations  Unit Train capable connections to four Class 1 rail lines  Efficient and sustainable logistics capabilities with access to all operating basins  Last mile service offering that provides the ability to handle high volumes of sand at the wellhead with less trucking requirements to help customers reduce their carbon footprint from wellsite operations  Ability to leverage existing asset base to diversify into Industrial Product Solutions • Prudent Capital Structure  Low leverage levels provide Company with the ability to manage through all operating cycles  Well positioned to participate in consolidation opportunities should they present themselves  Provides capability to opportunistically pursue selective Industrial Product Solutions product additions • Management Committed to Long Term Shareholder Value  High insider ownership that aligns management with investors (~17% owned by CEO, ~29% owned by insiders) to focus on long-term value creation  Recent share buyback of 11.3% of common shares outstanding  Improving financial and operating performance 32

Appendix 33

34 Committed to Highest Corporate Standards Safety Environmental Legal & Regulatory  Management maintains close dialogue with customers regarding the oil and gas industry’s rigorous regulatory environment  ISO registered Quality System and Environmental Management System in place  Minimal environmental and community impact: on-site rail, careful mine design, moderated trucking and extensive use of conveyors  A member of the Wisconsin Industrial Sand Association (WISA), a selective industry group promoting high standards for safety, sustainability and environmental performance  Participant in Wisconsin’s Green Tier program, demonstrating voluntary commitment to high environmental performance through projects that improve the environment and promote good community relations  Our first priority is a safe work environment. Dedicated safety staff, continual training and daily inspections are part of our MSHA approved safety plan Smart Sand is committed to providing a safe working environment and upholding the highest levels of environmental stewardship Committed to Highest Cor rate St ndards

Contribution Margin Reconciliation Quarter ended ($ in thousands, except per ton amounts) 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Revenue 41,605$ 68,714$ 71,592$ 73,829$ 82,350$ Cost of goods sold 43,586 59,743 60,163 62,657 70,713 Gross profit (1,981) 8,971 11,429 11,172 11,637 Depreciation, depletion, and accretion of asset retirment obligations 6,231 6,283 6,340 6,184 6,159 Contribution margin 4,250$ 15,254$ 17,769$ 17,356$ 17,796$ Contribution margin per ton 4.99$ 12.75$ 16.01$ 14.77$ 14.89$

EBITDA and Adjusted EBITDA Reconciliation ($ in thousands) 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Net income (loss) (5,923)$ (90)$ 2,683$ 2,627$ (3,599)$ Depreciation, depletion, accretion and amortization 6,568 6,658 6,705 6,590 6,551 Income tax expense (benefit) (4,240) 1,127 831 (923) 1,598 Interest expense 434 417 431 379 442 Franchise taxes 60 131 77 85 336 EBITDA (3,101) 8,243 10,727 8,758 5,328 (Gain) loss on sale/disposal of fixed assets - (16) (466) 188 1,889 Equity compensation 674 636 713 706 736 Royalty stock issuance - - - 639 - Acquisition and development costs 337 - 97 241 271 Non-cash impairment loss - - - - - Cash charges related to restructuring and retention - 106 31 - - Accretion of asset retirement obligations 190 190 189 189 200 Adjusted EBITDA (1,900)$ 9,159$ 11,291$ 10,721$ 8,424$ Quarter ended

Free Cash Flow Quarter ended ($ in thousands) 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 Net cash (used in) provided by operating activities (8,662)$ (2,287)$ 10,780$ 5,589$ 5,105$ Acquisition of Blair facility (6,547) - - - - Purchases of property, plant and equipment (3,768) (1,369) (4,398) (3,196) (4,018) Free Cash Flow (18,977)$ (3,656)$ 6,382$ 2,393$ 1,087$